UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 03, 2026

Cars.com Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37869	81-3693660
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 S. Riverside Plaza Suite 1100
Chicago, Illinois		60606
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 312 601-5000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CARS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the 2026 Annual Meeting of Stockholders of Cars.com Inc. held on June 3, 2026, stockholders voted on the matters described below, each of which is discussed in greater detail in the Proxy Statement. As of April 6, 2026, the record date for the Annual Meeting, 57,019,566 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting.

The Company’s stockholders voted on the following matters at the Annual Meeting, each of which is described in more detail in the Proxy Statement:

1.
The election of each of the directors nominated by the Board of Directors to hold office until the 2027 Annual Meeting of Stockholders and until his or her successor is elected and qualified;
2.
The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year 2026;
3.
The approval of the Executive Officer Compensation as disclosed in the Proxy Statement.

All the proposals were approved and the final voting results for each item voted on at the Annual Meeting are set forth below:

Proposal 1: Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Scott Forbes	41,780,978	1,251,361	8,761,914
Jill Greenthal	41,066,055	1,966,284	8,761,914
Thomas Hale	42,431,735	600,604	8,761,914
Tobias Hartmann	42,809,690	222,649	8,761,914
Donald A. McGovern, Jr.	42,595,134	437,205	8,761,914
Jenell R. Ross	41,943,816	1,088,523	8,761,914
Bala Subramanian	42,014,771	1,017,568	8,761,914
Bryan Wiener	41,814,053	1,218,286	8,761,914

Proposal 2: Ratification of Appointment of the Ernst & Young LLP as Independent Registered Public Accounting Firm for the fiscal year 2026

For	Against	Abstain
51,534,116	214,444	45,693

Proposal 3: Advisory Approval of Executive Officer Compensation

For	Against	Abstain	Broker Non-Votes
39,715,300	2,645,887	671,152	8,761,914

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cars.com Inc.

Date:	June 5, 2026	By:	/s/ Angelique Strong Marks
Angelique Strong Marks Chief Legal Officer and Corporate Secretary